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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-15807


                         SUPPLEMENT DATED JULY 24, 2003
                                       TO
                                 SELECTED FUNDS
                          PROSPECTUS DATED MAY 1, 2003


                                    TAXATION

BACKGROUND

The Jobs and Growth Tax Relief Reconciliation Act of 2003 ("Act") changes the United States federal income taxation of dividends received by individuals. This supplement updates the statement in the "Basic Tax Points" section of the prospectus.

CHANGES TO TAXATION OF DIVIDENDS

Dividends received by an individual from a U.S. corporation or qualifying foreign corporation are generally subject to tax at graduated rates, which are equal to the rates applicable to long-term capital gains of individuals and are lower than ordinary income tax rates, provided that the individual receiving the dividend satisfies certain holding period requirements. The maximum rate applicable to such dividends is 15%.

The amount of dividends from a mutual fund that will be eligible for the lower rates, however, cannot exceed the amount of dividends received by the mutual fund that are qualifying dividends (i.e., dividends from U.S. corporations and certain qualifying foreign corporations). Thus to the extent that dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, and short-term capital gains, such dividends will not be eligible for the lower rates. Nonetheless, the Act provides that if at least 95% of the Fund's "gross income" is from qualifying dividends, then 100% of its dividends will be eligible for the lower rates. For these purposes, "gross income" does not include gain from the distribution of stocks or securities, except to the extent that net short-term gain from such sales proceeds exceeds the net long-term capital loss from such sales.

The Act lowers from 20% to 15% the maximum tax rates generally applicable to long-term capital gains recognized by individuals on or after May 6, 2003. Thus, long-term capital gains recognized by individuals upon the sale or redemption of mutual fund shares on or after May 6, 2003, and distributions to individuals of capital gains recognized by mutual funds on or after May 6, 2003, will be subject to the same maximum rate of 15%. The Act does not otherwise change the taxation of capital gains distributions.

The Act also reduces the rate of backup withholding from 30% to 28%.

We will send you information after the end of each year setting forth the amount of dividends paid by us that qualifies for the reduced rates. The Act is generally effective for tax years beginning after December 31, 2002, through tax years beginning on or before December 31, 2008.

We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected Funds.